SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 21, 2003

Date of Report

March 28, 2003

(Date of Earliest Event Reported)

TRADING SOLUTIONS.COM, INC.

(Exact Name of Registrant as Specified in its Charter)
Nevada	333-85787	88-0425691
(State or other Jurisdiction)	(Commission File No.)	(IRS Employer I.D. No.)

2469 E. Fort Union Blvd., Suite 214, Salt Lake City, UT 84121

(Address of Principal Executive Offices)

801-274-1011

(Registrant's Telephone Number)

2 Rodeo Court, Toronto, Ontario Canada M2M 4M3

(Former Name or Former Address if changed Since Last Report)

ITEM 1. CHANGE IN CONTROL

On March 28, 2003, a transaction between Ralph Moyal and Pete Falvo was effected whereby Mr. Falvo acquired 15,000,000 shares of the Company's common stock from Mr. Moyal. Mr. Moyal subsequently resigned as an officer and director of the Company and Mr. Falvo was appointed as the sole officer and director. These transactions resulted in a change in control of the Company.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

DISPOSITION OF SPRINGLAND BEVERAGES, INC.

Trading Solutions.com, Inc. conducted its operations through its subsidiary, Springland Beverages, Inc., which had been incorporated in the province of Ontario, Canada on February 19, 1997. Springland Beverages, Inc. was not able to implement its business plan and failed to achieve profitable operations and on March 28, 2003, we sold the Subsidiary back to its president.

ITEM 4. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

Freedman & Goldberg, CPA's, P.C., Certified Public Accountants located in Farmington Hills, MI audited the financial statements of the Company for the years ended September 30, 2002 and 2001. Freedman & Goldberg CPA's, P.C. was dismissed by management on April 4, 2003, as a result of engaging another auditor for the Company, Andersen, Andersen & Strong, LC on April 4, 2003.

The decision to change accountants was approved by the board of directors.

During the two fiscal years ended 2002 and 2001 and the interim period from October 1, 2002 to April 4, 2003, there were no disagreements between the Company and Freedman & Goldberg CPA's, P.C., whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing, scope or procedure which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with its reports.

The Reports of Freedman & Goldberg CPA's, P.C. for the years of 2002 and 2001, did not contain any adverse opinions or disclaimers of opinion, but noted as to uncertainty, audit scope or accounting principles as follows:

Note 12 of the audited financial statements of Trading Solutions.com, Inc. for the year ended September 30, 2002, addressed "Going Concern" uncertainties, which stated, in part, "The Company's ability to continue as a going concern is dependent upon the Company's ability to raise capital and acquire or establish a profitable operation in the bottled water market. There is no assurance that the Company will be successful in its efforts to raise additional proceeds or achieve profitable operations." Management does not disagree with this statement.

Management did not consult Andersen, Andersen & Strong, LC regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered, nor concerning any matter that was the subject of any disagreement or event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

(b) Pro Forma Financial Information.

Pro forma financial information reflecting the effect of the disposal of Springland Beverages, Inc. as described in Item 2. will be filed by amendment to this Form 8-K.

(c) Exhibits.

Exhibits	Description	Location
EX-16.1	Letter regarding change of certifying accountant	(1)
EX-16.2	Freedman & Goldberg CPA's, P.C. Letter	Attached
EX-16.3	Andersen, Andersen & Strong Letter	Attached

(1) Filed with Form 8-K dated April 8, 2003.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2003 TRADING SOLUTIONS.COM, INC.

By:/s/ Pete Falvo

Pete Falvo, President